东莞安力科技园建造有限公司

与

东莞新飞通光电子技术有限公司

之

房屋租赁合同

PROPERTY LEASE CONTRACT

BETWEEN

DONGGUAN CONRAD HI-TECH PARK LTD.

AND

NEOPHOTONICS DONGGUAN CO., LTD

中国东莞

DONGGUAN, CHINA

合同目录
TABLE OF CONTRACT

1.总则 GENERAL PROVISIONS	3
2.租赁物的租赁 LEASE OF THE LEASED PROPERTY	5
3.租金、及其它费用 RENT AND OTHER CHARGES	6
4.公共设施 UTILITIES	10
5.出租方责任 RESPONSIBILITIES OF LESSOR	10
6.承租方责任 RESPONSIBILITIES OF LESSEE	13
7.双方的声明与保证 REPRESENTATIONS AND WARRANTIES OF THE PARTIES	14
8.租赁物、建筑物和场地的现存状态 CONDITIONS OF THE LEASED PROPERTY, FACTORY BUILDINGS AND SITE	14
9.租赁物的交付 DELIVERY OF LEASED PROPERTY	14
10.合同违约与终止 BREACH OF CONTRACT AND TERMINATION	14
11.附则 MISCELLANEOUS	16

本租赁合同（下称“本合同”）由下列双方于2021年6月10日在中华人民共和国（下称“中国”）东莞市签订：
THIS PROPERTY LEASE CONTRACT (this “Contract”) is made on June 10, 2021, in Dongguan, the People’s Republic of China (“China”) by and between:

东莞安力科技园建造有限公司（下称“出租方”）是一家在中国的东莞市工商行政管理局登记注册的企业法人（统一社会信用代码：91441900618347946L），其法定地址在中国广东省东莞市长安镇上沙村长南路南段。
Dongguan Conrad Hi-Tech Park Ltd., a legal person of China, registered with Dongguan Administration of Industry and Commerce (Business License#:91441900618347946L) and with its legal address at South Section of Chang Nan Road, Shangsha Village, Chang'An Town, Dongguan City, Guangdong Province, China (“Lessor”), and

东莞新飞通光电子技术有限公司（下称“承租方”）是一家在中国的东莞市工商行政管理局登记注册的企业法人（统一社会信用代码：9144190057972105XG），其法定地址在东莞市长安镇振安上沙村长南路南段安力科技园B9厂房B座。
NeoPhotonics Dongguan Co., Ltd, a legal person of China, registered with Dongguan Administration of Industry and Commerce (Business License#: 9144190057972105XG) and with its legal address at Section B, B9 Conrad Hi-Tech Park, South Section of Chang Nan Road, Shangsha Village, Zhen’an, Chang’An Town, Dongguan City, Guangdong Province, China(“Lessee”).

出租方和承租方合称“双方”，单独称为“一方”。
Lessor and Lessee are referred to collectively as the “Parties” and individually as a “Party”.

1.    总则GENERAL PROVISIONS

1.1    前言Preliminary Statement

    鉴于双方于2011年5月31日签署了房屋租赁合同（合同编号为：执行版2011-
     05-12）, 双方自租赁以来签署了二次关于租赁内容变更的补充协议，及2016年签署了续约的五年期协议。鉴于补充协议约定的租赁期满，
    因此双方就新的租赁期间内的双方权利义务在此予以约定。
WHEREAS, the Parties entered into a property lease contract on 31st May, 2011 (Contract No. Execution Version 2011-05-12) and had entered into two supplement agreements and continue to rent for five years since 2016. WHEREAS, the lease term as set out in the supplement agreements has expired. NOW, THEREFORE, the Parties hereby agree on their rights and obligations during the new lease term.

(a)    出租方以土地使用权出让方式从东莞市国土资源局获得场地（在下文中定义）的土地使用权，并且拥有该场地上建造的租赁资产（下文中定义）。
Lessor has acquired from the Dongguan Bureau of Land and Resources by way of assignment, the granted land use right for the Site (as defined below), and owns the Leased Property (as defined below) situated thereon.

(b)    出租方同意将租赁物按照本合同约定的条件租赁给承租方，以供承租方进行办公和厂房使用。
Lessor now agrees to lease the Leased Property to Lessee to allow Lessee to use the Leased Property as office and factory according to the terms and conditions hereof.

(c)    双方同意依据本合同的条款和条件进行该租赁。
The Parties agree to carry out the lease hereunder in accordance with the terms and conditions of this Contract.

1.2    定义Definitions

本合同中的术语具有以下条款赋予它们的含义：

In this Contract, the capitalized terms shall have the meanings set forth below.

(a)    “关联公司”，就一方而言，指直接或间接地控制该方、受该方控制或与该方共同受另一公司控制的公司、合伙组织、合营企业或其它实体。本“关联公司”定义中的“控制”是指拥有50%以上有表决权或有委派多数董事权力的股权。
“Affiliate” with respect to a Party, means a corporation, partnership, joint venture or other entity directly or indirectly controlling, controlled by or under common control with the Party. In this definition of "Affiliate," "control" means ownership of more than 50% of shares having the right to vote or the right to appoint a majority of the directors.

(b)    “租赁物”指位于中国广东省东莞市长安镇振安上沙村长南路南段安力科技园B9厂房B座的建筑物内的一楼、二楼、三楼、四楼及五楼，其总建筑面积为7, 824平方米（实际建筑面积应以在政府部门备案图纸的面积为准）。租赁物的平面图在附录一A中标出。
“Leased Property” means 1F, 2F, 3F, 4F and 5F areas of the building located at Section B of B9, Conrad Hi-Tech Park, South Section of Chang Nan Road, Shangsha Village, Zhen’an, Chang'An Town, Dongguan City, Guangdong Province, China; with total gross floor area of 7,824 square meters (the actual floor area shall be determined according to the plans filed with the governmental authorities). Floor plans of the Leased Property are attached in Exhibit 1A.

(c)    “月”指一个日历月。
“Month” means a calendar month.

(d)    “租期”系指本合同第2.4条具体规定的租赁物的租赁期限。
“Lease Term” means the leasing period of the Leased Property as provided under Article 2.4 of this Contract.

(e)    “房地产权证”指作为本合同的附录五，由土地及房地产主管机关向出租方颁发的有关租赁物和场地的房地产证书和土地使用权证、建设规划许可证。(如房产证书暂未取得，则出租方应在取得房产证后即时提供给承租方)。
“Real Estate Certificates” means the Building Title Certificate and Land Use Right Certificate relating to the Leased Property and the Site, respectively, issued by the competent land and building administrative authorities under Lessor’s name attached hereto as Exhibit 5. （If the Building Title Certificate has not been obtained, then the Lessor shall provide the Building Title Certificate to Lessee once received.）

(f)    “租金”具有3.1条规定的含义。
        “Rent” has the meaning set forth in Article 3.1.

(g)    “场地”是本合同附录五土地使用权证所示的面积为44, 702平方米的租赁物所在地块。场地的平面图在附录一B中标出。
“Site” means the land parcel on which the Leased Property is situated, comprising 44,702 square meters gross area, as evidenced by the Land Use Right Certificate attached hereto in Exhibit 5. Plan of the Site is attached in Exhibit 1B.

(h)    “附属设备及设施”是指附录二A所列明的所有设备及设施。
“Additional Equipment and Facilities” means all the equipment and facilities described in Exhibit 2A.

(i)    “公共设施”指租赁物所配置的水、电、环保、消防和其它相关设施。
“Utilities” means water, electricity, environmental protection, fire prevention and other related facilities installed in the Leased Property.

2.    租赁物的租赁LEASE OF THE LEASED PROPERTY

2.1    租赁Lease

    依照中国和东莞市的法律和法规，出租方同意将租赁物租赁给承租方。承租方同
    意依照本合同条款支付本合同项下应付的租金和其他费用。
In accordance with the laws and regulations of China and Dongguan Municipality, Lessor agrees to lease to Lessee the Leased Property. Lessee agrees to pay the Rent and other charges payable under this Contract in accordance with the terms hereof.

2.2    租赁物的使用Use of the Leased Property

(a)    承租方将把租赁物作为其生产厂房和办公室使用。
Lessee shall use the Leased Property as production factory and office of Lessee.

(b)    出租方允许承租方在租赁物的外墙上及屋顶上处安装标明承租方名称的标牌。但标牌的尺寸大小须经得出租方提前认可。出租方不得不合理拒绝；且若出租方在收到承租方关于安装标牌通知的两个工作日内不予答复，视为出租方同意。出租方应保证承租方取得物业管理公司及相关部门签发的上述标牌的审批手续。
Lessor agrees Lessee to display signage on the external walls and the roof of the Leased Property indicating Lessee’s name. However, the size of the signage is subject to the prior approval of Lessor. Lessor shall not unreasonably refuse to give its approval. Lessee’s notice of signage installation shall be deemed to be approved by Lessor if Lessor fails to reply within two working days of the receipt of such notice. Lessor shall procure that Lessee shall obtain the approval of Lessee’s signage described above from the property management company and relevant government authorities.

2.3    分租Sub-Lease

(a)    在租期或续租的任何时间，承租方有权将租赁物的面积分租给其任何关联公司使用，但是承租方需将有关关联企业的情况提前10天书面通知出租方。
At any time during the Lease Term or renewal thereof, the Lessee shall have the     right to sublease any portion of the Leased Property to any of its Affiliates provided that Lessee shall provide the relevant information of such Affiliate to Lessor by 10-day prior written notice.

(b)    如果因股权或资产收购、重组或机构调整的需要，承租方可将其在本合同项下的所有或部分的权利及义务转让给其业务或资产的继承方或购买方。如果本合同依据本第2.3(b)条的规定进行了转让，则该等继承方或购买方必须继续履行本合同项下的所有条款。
Lessee shall be allowed, in case of the sale of shares or assets, restructuring or re-    organization, to transfer or assign all of its rights and obligation to the respective     successor or purchaser of its business or assets. If assigned or transferred pursuant to this Article 2.3(b), then the successor or purchaser must continue to comply with all the terms of this Contract.

2.4    租期、续租Lease Term, Renewal

(a)    租期从2021年6月1日起，直至2026年5月31日结束。
Lease Term starts from 1st day of June, 2021 and ends on 31st day of May, 2026.

如在租期满后，承租方希望继续租用该租赁物，则按照市场情况双方协商确定当时租金并应等于当时开放市场的有效租金，但是该租金增长幅度应不超过租赁物原租金的15% (不包含附属设施及设备的分摊费用)。
If Lessee would like to continue to rent the Leased Property after the Lease Term expires, the growth range of the rent will be mutually agreed between the Parties and be equal to the prevailing open market effective rent subject to a cap of 15% of the previous

Leased Property rent (exclusive of the shared expenses of Additional Equipment and Facilities).

(b)    当本合同租期届满时或出租方意欲出售租赁物时，承租人有优先承租和/或购买权。
Lessee has a right of preemption to rent and/or purchase the Leased Property when the Lease Term expires or the Lessor intends to sell the Leased Property.

3.    租金和其它费用RENT AND OTHER CHARGES

3.1    租金Rent

承租方在本合同项下应向出租方支付的金额包括租赁物的租金和附属设施及设备的分摊费用（统称为“租金”），具体如下：
The amount payable by Lessee to Lessor hereunder includes rental of the Leased Property and the shared expenses of Additional Equipment and Facilities (collectively, the “Rent”), and is set out as follows:

(a)    2021年6月1日至2023年5月31日租赁物每平方米月租金：人民币18.00/平方米/月（包括税金）租赁物月租金人民币 18.00/平方米/月× 7824 平方米＝人民币140, 832元（壹拾肆万零捌佰叁拾贰元整）/月。
Monthly rent per ㎡ of the Leased Property: RMB 18.00/㎡/month （inclusive of taxes）.Monthly rent of Leased Property: RMB 18.00/㎡/month×7,824㎡ = RMB140,832/month.月服务费单价6.00/平方米/月.
月服务费6.00/平方米/月× 7824 平方米＝人民币 46,944.00元/月Monthly service fee per㎡ of the Leased Property: RMB6.00/㎡/month （inclusive of taxes）. Monthly service fee of Leased Property: RMB 6.00/㎡/month×7,824㎡ = RMB46, 944.00/month。
每月租金及服务费合计人民币187,776.00（壹拾捌万柒仟柒佰柒拾六元整）/月
Total monthly charge including rent and service fee is RMB187, 776.00/month.

(b) 2023年6月1日至2026年5月31日租赁物每平方米月租金：人民币23.00/平 方米/月（包括税金）租赁物月租金人民币 23.00/平方米/月× 7824 平方米＝人民币179, 952.00元（壹拾柒万玖仟玖佰伍拾贰元整）/月. Monthly rent per ㎡ of the Leased Property: RMB 23.00/㎡/month （inclusive of taxes）.Monthly rent of Leased Property: RMB 23.00/㎡/month×7,824㎡ = RMB 179, 952.00/month.月服务费单价6.00/平方米/月.

月服务费6.00/平方米/月× 7824 平方米＝人民币 46,944.00元/月Monthly service fee per㎡ of the Leased Property: RMB 6.00/㎡/month （inclusive of taxes）. Monthly service fee of Leased Property: RMB 6.00/㎡/month×7,824㎡ = RMB46, 944.00/month.
每月租金及服务费合计人民币226,896.00元（贰拾贰万陆仟捌佰玖拾陆元整）/月
Total monthly charge including rent and service fee is RMB226, 896.00/month.

(c)    每月附属设备及设施分摊费用:按附录六（附属设备及设施月租金支付计划） 实施。该附属设备及设施的月租金按照各项折旧年限，在双方同意的折旧年限时间内租金价格保持不变。如租赁时间（包括续租期）超出折旧年限，出租方同意该超出时间内免除附属设备设施租金，相应的维护保养及其他费用由承租方负责，出租方应协助承租方与供应商沟通协调。（附属设备及设施分摊费用的计算详见第3.2条）。双方确认附录六中的约定内容已经履行完毕。
Monthly Additional Equipment and Facilities shared expenses：See Exhibit 6 (Monthly Rent Payment Plan of Additional Equipment and Facilities). The rent of the Additional Equipment and Facilities does not change within each item’s depreciation years as agreed by the Parties. If the Lease Term(including renewal period) are longer than the depreciation years, then Lessor warrants that the rental of Additional Equipment and Facilities will be free during the remainder of the Lease

Term (including the renewal period). Also, the maintenance cost of the Additional Equipment and Facilities will be borne by Lessee, and Lessor shall help Lessee to communicate with the suppliers. (Details of calculation of shared expenses of Additional Equipment and Facilities are provided under Article 3.2). Both parties confirmed have already performed in accordance with Exhibit 6 strictly.

(d)    租金为每1个月支付一次。
The Rent shall be payable once every month.

承租方应在之后的每个月的前十五个工作日内向出租方支付租金。出租方应在收到承租方支付的租金后的三个工作日内，向承租方提供相应的税务发票。
The Rent shall be paid within 15 working days of each month. Lessor shall provide the relevant tax invoice to Lessee within 3 working days of the receipt of the payment from Lessee.

出租方特此指定承租方应将第3条规定的全部款项通过电汇方式支付至出租方的如下账户。在租期内，如果出租方拟变更收款账户，则应事先向承租方提供书面通知。

户 名：东莞安力科技园建造有限公司
开户银行：东莞银行长安富丽支行
银行账号：500061574301018

Lessor hereby designates that all payments by Lessee as described under Article 3 shall be made by wire transfer to the following bank account of Lessor. During the Lease Term, if Lessor intends to change the receiving bank account, Lessor shall provide Lessee with prior written notice.

Account Name: 东莞安力科技园建造有限公司
Bank Name: 东莞银行长安富丽支行
Account No.:500061574301018

3.2    附属设备及设施分摊费用 Additional Equipment and Facilities Shared Expenses

(a)    出租方已经按照承租方的要求，为承租方提供附录二A的附属设备及设施，并按照附录二B进行安装。
Pursuant to the Lessee’s request, Lessor has provided Lessee with the Additional Equipment and Facilities described in Exhibit 2A, which have been installed in accordance with Exhibit 2B.

承租方将按月向出租方支付附属设备及设施分摊费用，作为承租方依据第3.1条的规定每月应支付的租金的一部分；附属设备及设施分摊费用的计算详见附录三。
Lessee will pay monthly shared expenses of Additional Equipment and Facilities to Lessor as part of the Rent payable by Lessee on monthly basis pursuant to Article 3.1; the calculation of the monthly share expenses of Additional Equipment and Facilities are provided in further details in Exhibit 3.

3.3    押金Deposit

(a)    双方同意押金由厂房押金和附属设备设施押金两部分组成。厂房押金为租赁物的3个月租金，鉴于双方的续约租金有所上调，双方同意本合同的押金调整为有即为人民币￥388,144.00元（叁拾捌万捌仟壹佰肆拾肆元整），该押金包含宿舍租金。基于乙方曾经根据原合同支付过人民币￥375,552.00（叁拾柒万伍仟伍白伍拾贰元整），现乙方应于合同签署十日内补足押金差额￥12,592.00（壹万贰仟伍佰玖拾二元整）至甲方账户；附属设备设施押金为附属设备设施投资总额的8%，

即为人民币279,200元（贰拾柒万玖仟贰佰元整）。出租方已经向承租方退还了全部的附属设备押金，该部分双方已经全部履行完毕。
The Parties agree to divide the Deposit into two parts which are Building deposit and Additional Equipment and Facilities deposit. The Building deposit will be equal to 3 monthly rent of the Leased Property (RMB375, 552), the Additional Equipment and Facilities deposit is 8% of the total investment of the Additional Equipment and Facilities (RMB 279,200). Lessee has paid the Deposit to Lessor and Lessor has already provided the relevant deposit receipt to Lessee.

(b)    如果双方终止本协议的，则出租方应在收到承租方终止通知的3个工作日内，将上述第3.3(a)条中描述的全部厂房押金人民币375,552元（叁拾柒万伍仟伍佰伍拾贰元整）退还至承租方指定的银行账户。
In the event that Lessee terminates this Contract, Lessor shall, within 3 working days following receipt of Lessee’s termination notice, refund the full amount of the Building deposit described under Article 3.3(a) above in the amount of RMB375,552 to such bank account designated by Lessee.

(c)    如果租赁期满并且承租方不再续租该租赁物，则出租方应在租期终止的3个工作日内，将上述第3.3(a)条中描述的厂房押金退还至承租方指定的银行账户。关于附属设备设施押金，出租方已经完成上述第3.1(c)条中描述的折旧年限，出租方须按照附录三，如期退还附属设备设施押金至承租方指定的银行账户。
In the event that Lessee does not continue to rent the Leased Property when the Lease Term expires, Lessor shall, within 3 working days following the expiry of the Lease Term, refund the full amount of the Building deposit described under Article 3.3(a) above to such bank account designated by Lessee. About the Additional Equipment and Facilities deposit, if the Lease Term is shorter than the depreciation years described under Article 3.1(c), then Lessor will take the Additional Equipment and Facilities Deposit as compensation. If the depreciation years described under Article 3.1(c) finishes before the expiry of the Lease Term, then Lessor shall refund the Additional Equipment and Facilities deposit by phases according to Exhibit 3 to such bank account designated by Lessee.

3.4    物业管理费及停车场费用 Property Management Fee and Car Park Fee

(a)    在租期内（包括续租期），租赁物租金已包含租赁物的物业管理费。承租方无需就园区公共范围的绿化，保安，清洁及水电等另行支付任何费用。
During the Lease Term (including renewal period thereof), the property management fee of the Leased Property is included in the Rent of the Leased Property, and no additional fees or charges of the greenery, security, cleaning, electricity and water for the public area in the High-tech Park shall be payable by Lessee.

(b)    在租期内（包括续租期），在园区内出租方提供 4个免费的固定停车位及足够的公共车位予承租方，其他车位按照2019年5月17日发布的《关于安力科技园实施停车收费的通知》统一管理。
During the Lease Term (including renewal period thereof), Lessor will provide 4 fixed parking spaces free of charge and sufficient public parking spaces to Lessee. However, other parking area shall be managed in accordance with <Notification on Implementation of Parking Charges in Anli Science Park> issued on May 17, 2019.

3.5    员工宿舍 Dormitory

承租方可要求出租方承诺预留一定数量的员工宿舍，相应的，出租方可要求承租方至少支付所要求的宿舍数的70%的宿舍租金。员工宿舍标准为可容纳10-12名员工，宿舍地点位于安力科技园内，宿舍租金为人民币 1160元/间/月（含税）。

Lessee has the right to require Lessor to reserve certain dormitories for Lessee. Accordingly, Lessor will require Lessee to pay at least 70% of the required dormitories. The standard of dormitory is as follows: _10-12 persons per room, located at _Conrad Hi-Tech Park_, and the rental of dormitory is RMB 1,160/room/month (tax included).

职员宿舍标准为可容纳1-4名员工，宿舍地点位于安力科技园内，宿舍租金为人民币 1000元/间/月（含税）。
The standard of dormitory is as follows: _1-4 persons per room, located at _Conrad Hi-Tech Park_, and the rental of dormitory is RMB 1,000/room/month (tax included).

如果出租方在收到承租方通知30天内，不能提供足够的宿舍，则：
In the event that Lessor can’t provide the sufficient dormitories within 30 days following receipt of Lessee’s notice, then

(a)    出租方承诺可在其他地方向承租方提供相应数量，同等标准的宿舍，如果宿舍租金超过人民币1160元/间/月（含税），则差价应由出租方承担；或
Lessor undertakes that Lessor will provide the relevant dormitories of same numbers and same standards to Lessee in other places. In the event that the rental of the dormitory is more than RMB 1160/room/month (tax included), then Lessor shall pay for the price difference；or

(b)    出租方可新建宿舍，按时供承租方使用。若出租方新建宿舍未能及时供承租方使用，则在建设期间，出租方应向承租方提供临时宿舍的选择。
Lessor may build new dormitories in time for Lessee’s use. In the event that Lessor fails to build the dormitories in time, then during the construction period, Lessor shall provide temporary dormitory options to Lessee.

3.6    员工食堂 Canteen

出租方承诺在租赁期内向出租方提供能容纳1,500名员工就餐的食堂及其服务。
Lessor undertakes that during the Lease Term, Lessor shall provide canteen and services to Lessee, which can accommodate 1,500 employees.

3.7    其它费用 Other Charges

(c)    除本合同第3.1条规定的租金（含附属设备和设施分摊费用）和第3.3条规定的押金外，承租方不向出租方支付任何其他费用。出租方应承担并支付土地使用费、税费等任何及所有与该租赁物以及其下面的土地使用权有关的费用及税项。如果任何上述费用由任何一方或主管部门向承租方征收，则出租方应迅速全额补偿承租方交纳的该等费用及税项或者承租方有权从应付给出租方的租金中扣除任何该等费用及税项。
Other than the Rent specified in Article 3.1 (including shared expenses of Additional Equipment and Facilities) and the Deposit specified in Article 3.3 hereof, Lessee is not responsible for payment of any other charges to Lessor. Lessor shall be responsible to pay for the land use right grant fee, taxes and any other costs and charges in connection with the Leased Property and the related land use right. In the circumstance that any of the foregoing taxes or fees are imposed by the related government authorities or any third party on Lessee, Lessor shall be responsible to reimburse Lessee for all such expenses and taxes incurred by Lessee in an expeditious manner or Lessee will have the right to deduct such expenses and taxes from the Rent payable to Lessor.

(d)    承租方使用租赁物发生的相关费用应由承租方承担，该费用包括但不限于水、电、电信和环保等相关费用。
Lessee shall bear charges caused by using of Leased Property, which includes but not limited to water, electricity, telecommunication, and environmental protection, etc.

(e)    各方应负责承担各自因本合同产生的其它因中国税法与规定要求的所有其它费用，包括但不限于房产税、营业税、企业所得税和印花税。
Each Party hereto shall bear all taxes and governmental surcharges which are imposed on such Party according to Chinese tax laws and regulations, which includes but not limited to real estate tax, business tax, enterprise income tax and stamp duty.

3.8    货币Currency

出租方和承租方应将所有本合同项下的所有到期款项均应以人民币支付。
Lessor and Lessee shall pay all the amounts due under this Contract in RMB.

4.    公共设施 UTILITIES

4.1    连接与责任 Connections and Responsibilities

出租方应尽最大努力协助直接连接于租赁物的附录2及附录4所述的公共设施的连 续不断的、不受干扰的供应，以满足承租方的经营要求。承租方应负责所有承租方的公共设施的使用或消费费用(包括正常损耗)。出租方应保证为承租方使用的所有公共设施（电话除外）安装独立的测量表具，且其他方对公用设施的使用不应计入这些测量表具中。承租方无需负担任何测量表具中记录的由任何其他方使用的任何公共设施的费用。
Lessor shall use its best efforts to support the continuous and uninterrupted supply of Utilities that are directly connected to the Leased Property as specified in Exhibits 2 and 4 to meet the full operating requirements of Lessee. Lessee shall be responsible for all of Lessee’s usage or consumption charges for Utilities (inclusive of normal share of wear and tear). Lessor shall ensure that separate meters are installed for all Utilities (other than telephones) utilized by Lessee, and no other party's usage of Utilities shall be computed by such meters. Lessee shall not be obligated to pay for any Utilities based on any meter reading which includes consumption by any other party.

4.2    付款 Payment

出租方应尽其最大努力，使承租方支付公共设施使用费用的基础费率与出租方支付此种费用的标准相当（包括正常损耗）。在法律要求的情况下，承租方应及时向有关供应方支付所有公共设施的费用。
Lessor shall use its best efforts to procure that the basic rates charged to Lessee for Utilities are no less favorable than the public utility rate offered by the suppliers of such Utilities to Lessor (inclusive of normal share of wear and tear). To the extent required by applicable law, Lessee shall pay to the respective suppliers of such Utilities in a timely manner.

5.    出租方责任 RESPONSIBILITIES OF LESSOR

5.1    所有权 Ownership

出租方向承租方承诺并保证出租方为该租赁物的合法所有人并有权签署本合同。
Lessor represents and warrants to Lessee that Lessor is the lawful owner of the Leased Property and has the right to enter into this Contract.

5.2 不受干扰与专用权 Peaceful Enjoyment and Exclusive Use

出租方应保护承租方对租赁物和场地使用的专有权和不受损害的权利，且不应在租期内把租赁物和场地出租给任何第三方。在承租方遵守出租方园区之合理合法的各项规章制度的前提下, 出租方应保证，出租方及其代表、雇员、代理人和被许可人的行为不得对承租方不受干扰地使用租赁物产生任何不良影响或干涉、干扰承租方使用租赁物，承租方及其代表、雇员、代理人、被许可人和客人在相应租期内的任何时候都应可以不受阻碍地进入租赁物并应得到承租方正常经营所需的适当的条件。如果出租方在租期内以任何方式打算将其对租赁物及场地设定抵押权或其他形式的担保，出租方

应：(1)保证任何抵押或担保不应影响承租方在本合同项下的权利和解除出租方应承担的义务；(2) 该抵押或担保对承租方和承租方的研发设施、实验室或生产经营造成损失的，由出租方承担责任。
Lessor shall protect Lessee's exclusive and unimpaired right to the use of the Leased Property and Site and shall not lease the Leased Property and Site to any third party during the relevant Lease Term. Provided that Lessee comply with all the reasonable and legal regulations set by Lessor, Lessor shall ensure that the activities conducted by it and its representatives, employees, agents and licensees shall neither cause or constitute a nuisance to nor otherwise disturb or interfere with Lessee's use of the Leased Property and Site. Lessee and its representatives, employees, agents, licensees and invitees shall at all times be provided with unimpaired access to the Leased Property and Site throughout the relevant Lease Term and shall be provided with conditions and access appropriate for Lessee's ongoing operations. Should Lessor intend to mortgage, use as security or otherwise dispose of the Leased Property and/or Site during the Lease Term, Lessor shall (1) guarantee that any mortgage or encumbrance shall not affect Lessee’s rights and shall not release Lessor’s obligations hereunder; and (2) indemnify Lessee for the loss and pay for the damages caused to Lessee and Lessee's research and development facilities, laboratory, production and operations arising from such mortgage, encumbrance, guarantee or other disposal.

5.3    政府备案 Government Filings

(a)    若当地政府有备案要求的，则出租方应在本合同签署之日起30日内按照适用法律法规的要求完成本合同在有关政府部门的所有登记和备案，并将内容和形式均满足承租方要求的登记文件的影印本提交给承租方。
If Local Government has the filings regulation, then Lessor shall complete all registrations and filings of this Contract with the relevant authorities required by applicable laws and regulations within 30 days following the date hereof and provide the copies of the registration documents in form and substance satisfactory to Lessee.

(b)    出租方应补偿承租方所遭受的因出租方没有完全履行其在第5.3(a) 条项下规定的义务而引起的任何费用、损失、损害。
Lessor shall indemnify Lessee against any cost, loss, damage or injury incurred by Lessee, caused by Lessor’s failure to fulfill in full its obligations set forth in Article 5.3(a) hereto.

5.4    房地所有权和土地使用权 Real Property and Land Use Right

(c)    在租期内，出租方依照适用法律的要求支付租赁物所应缴纳的所有税金和费用。
Throughout the Lease Term, Lessor shall pay all taxes and fees for the Leased Property as required in accordance with the applicable law and regulations.

(d)    如果出租方决定在本合同期限内或将来可能不时延展的期间将该租赁物的所有权转让给任何其他第三方，出租方须在该等转让生效日的90天之前书面通知承租方。但出租方应保证：1）该受让方承诺遵守本合同的所有条款和条件并承担出租方未完成的义务和责任；2）该受让方具有完全的法律权利和能力作为出租方履行义务，就如同它是本合同的原签约方一样，3)如果受让方拒绝履行或延迟履行本合同项下的任何义务或违反了本合同项下的任何条款，出租方应与受让方承担其在本合同项下的义务连带责任。
In the event that Lessor decides, during the term of this Contract as extended from time to time, transfer its ownership to the Leased Property to a third party, it shall provide a written notice to Lessee no later than 90 days before the effective date of such transfer to Lessee. However, Lessor shall ensure that: 1) the transferee has committed to abide by all the terms and conditions of this Contract and to assume any and all outstanding liabilities and obligations of Lessor; 2) such transferee has the full legal right and capacity to perform its obligations as if it were party to this Contract; and 3) Lessor shall be jointly liable with the transferee in the event that such transferee refuses or delays the performance of obligation hereunder or breaches the provisions of this Contact in any manner.

5.5    维护保养 Maintenance
(e)    除建筑物主体结构问题和大楼的防雷设施由出租方负责维护和年检外，租赁物及其附属物和添附物（含消防、水电线路和设施等）的维护、维修、保养、年检均由承租方负责，出租方提供必要的协助。（例如申报电梯、消防等年检所需的资料文件等）。

Lessor shall be responsible for the main structure of the building and the maintenance and annual inspection of the lightning protection facilities of the building. Lessee shall be responsible for the maintenance, repair and annual inspection of the Leased Property and the Additional Equipment and Facilities (including the firefighting equipment and facilities, water and electricity lines and facilities, etc.), and the Lessor shall provide any necessary assistance. (For example, providing the documents and files required for the purposes of the annual inspection of the elevators and fire and the firefighting equipment and facilities, etc.)
(f)    出租方应赔偿承租方由于出租方或其代表、雇员、代理人、客人或被许可人修理或保养租赁物和场地的行为、失责或疏忽而对承租方的任何财产或任何人员造成的任何费用、损失、损害或伤害。
Lessor shall indemnify and hold Lessee harmless against any cost, loss, damage or injury incurred by Lessee, in respect of its property or to any person, caused by the act, default or negligence of Lessor or its representatives, employees, agents, invitees or licensees in repairing or maintaining the Leased Property and the Site.

5.6    环保、消防及安全健康　Environmental Protection Fire Prevention and Health &Safety

出租方提供的租赁物和场地应符合环保、消防和安全方面的所有适用的法律法规和标准要求并通过法律法规要求的有关部门验收合格，并应按适用的法律法规和标准要求在租赁物和场地内装设固定的环保、消防和安全保护装置，并确保在租期内能够正常安全地运行(其间必需的或正常的维护修理在第5.5(a)条中详细说明)。
The Leased Property and the Site provided by Lessor shall be in compliance with all applicable laws, regulations and standards relating to environmental protection and fire prevention and the Leased Property and Site shall be approved by the relevant authorities as meeting all such applicable laws and standards. Lessor shall, at its own expense, install permanent environmental protection, fire prevention and safety facilities in the Leased Property and Site in accordance with requirements of applicable laws, regulations, and standards and ensure their normal condition and operation during the Lease Term (the necessary or normal maintenance and repair is provided in further details under Article 5.5(a)).

5.7    保险　Insurance

在本合同的租赁期内，出租方保证为租赁物和场地投保财产险、公共责任险和适用法律的要求的其它保险，并支付所有保险费及维持有效保险单。出租方应在(i) 本合同签署之日起1个月之内、 (ii) 在本合同签署之日前15日之内出示证据证明已购买和持有相关保险。如果出租方未能在上述任一期限之内向承租方出示证明已购买上述保险的证据，则承租方有权自担费用购买该等保险，并从承租方依据本合同第3.1条的规定应支付的租金中扣除承租方所支付的保费。承租方为自己在租赁物上放置的任何动产资产投保财产险和适用法律的要求的其它保险，并支付所有保险费及维持有效保险单。
Lessor shall procure and maintain in effect all insurance against all property risks on the Leased Property and Site, public liability insurance and other insurance coverage required by applicable law and Lessor shall pay insurance costs for such policies during the Lease Term. Lessor shall provide evidence of such insurance policies being procured and maintained (i) within 1 month following the date hereof, and (ii) within 15 days ahead of the date hereof. If Lessor fails to provide evidence of such insurance policies being procured during any of the time period described above, Lessee shall be entitled to, at its own cost, procure such insurance policies and deduct from the Rent payable by Lessee pursuant to Article 3.1 hereof the insurance costs incurred by Lessee. Lessee shall procure and maintain in effect all insurance against all property risks and other insurance coverage required by applicable law and Lessee shall pay insurance costs for and maintain in effect such policies.

(a)    各方应负责与各自的保险公司联络工作并履行各自购买的保险单下投保人的义务。如果没有履行任何一方保单下的投保人的义务将视为违反本合同的行为，另一方有权对由此造成的损失要求违约方补偿；但是如果出现违约情形，应向违约一方发出书面通知，且该违约方可在收到书面通知的90天之内弥补违约情形。
Lessor and Lessee shall also be responsible for coordinating with its respective insurer and perform its respective obligations as a policy holder under the respective policy. The failure by any Party to perform its obligation under the respective insurance policy shall be deemed as a breach under this Contract and any damages thus suffered by the other Party shall be compensated by the Party in breach; however, in the event of a breach written notice of such breach must be sent to the Party in breach and the Party in breach shall have 90 days from the receipt of the notice to cure the breach.

6.    承租方责任　RESPONSIBILITIES OF LESSEE

在相关租期内，除承担本合同项下的其他义务外，承租方还应承担下列义务：
Throughout the relevant Lease Term, in addition to its other obligations arising hereunder, Lessee shall perform the following:

6.1    安装装置与结构变化　Fitting Out and Structural Changes

未经出租方事先书面同意，承租方不得对租赁物作任何结构改变。承租方依照已经送交出租方并经出租方同意（该同意不得无理地拒绝或拖延）的计划和规格对租赁物进行改造和装修；出租方应对承租方的要求尽快答复，若出租方在承租方书面送交对租赁物进行结构改变或设备安装的任何计划和规格后3个工作日内没有给予答复，则应视为出租方已经同意了承租方的该计划和规格。对于该等改动，变化，承租方应自行承担质量、安全、环保等方面的责任。

Lessee shall not make any structural changes to the Leased Property without the prior written consent of Lessor. Lessee shall change and fit out the Leased Property only in accordance with plans and specifications submitted to and approved by Lessor(such approval not to be unreasonably withheld or delayed); Lessor shall be deemed to have consented to any such plans and specifications received from Lessee for structural changes or fitting out of the Leased Property in writing if it has not responded to Lessee within 3 working days of Lessee’s provision of such plans and specifications to Lessor. Lessee shall undertake the quality, safety, environmental protection and other liabilities in connection with such changes described above.

6.2    防火与安全　Fire Prevention and Safety

承租方在使用租赁物应严格遵守有关的防火、安全方面的法律规定和措施。如果承租方未遵守有关防火、安全规定和措施的，造成租赁物损坏的，则承租方承担法律责任。
Lessee shall strictly comply with the fire prevention measures and safety protection rules in accordance with laws and regulations when Lessee uses the Leased Property. Lessee shall bear the relevant responsibility in law, if Lessee does not comply with the relevant regulations and measures of fire prevention, safety protection.

6.3 租金交付 Rental Payment

承租方应按合同约定按时交纳租金，若承租方拖延租金达2个月以上，出租方有权单方面解除合同，法律后果视为承租方违约。
Lessee shall pay the Rent on time, if Lessee delays the payment for more than 2 months, Lessor has the right to terminate this Contract, and Lessee shall bear the relevant responsibility in law.

7.    双方的声明与保证 REPRESENTATIONS AND WARRANTIES OF THE PARTIES

7.1    除本合同中双方的其他声明和保证之外，每一方应向另一方声明并保证：
In addition to their other representations and warranties herein, each Party represents and warrants to the other Party that:

(a)    各方有足够的权利、权力和职权，并且已经获得所有必需的政府和公司的批准，以执行本合同及本合同规定的各种义务；
Each Party has the full right, power and authority, and has obtained all necessary governmental and corporate approvals, for the execution of this Contract and the performance of its obligations hereunder.

(b)    本合同构成合法、有效和约束性的义务，并依照其条款可强制执行；
This Contract constitutes its legal, valid and binding obligation, enforceable in accordance with its terms.

(c)    据各方所知，目前不存在正在进行的、待决的或可能进行的针对本合同涉及的一方及其资产的或可能影响该方履行本合同项下义务的任何诉讼、仲裁或行政程序。
Each Party acknowledges that it is not aware of any litigation, arbitration or administrative proceeding that is currently taking place or pending or threatened against it or its assets which are the subject of this Contract or which could impact such party’s performance of any of its obligations hereunder.

8.    租赁物和场地的现存状态 CONDITIONS OF THE LEASED PROPERTY AND SITE

除本合同中的其他声明和保证之外，出租方向承租方做出如下声明和保证：
In addition to its other representations and warranties hereunder, Lessor represents and warrants to Lessee as follows:

(a)    目前没有任何规划法规或其他适用的法律法规禁止或限制承租方依据本租约使用租赁物和场地。
No currently existing zoning laws or other applicable laws or regulations would prevent, or limit Lessee from utilizing the Leased Property and Site as contemplated by this Contract.

(b)    没有任何与租赁物和场地有关的、可能不利于公众健康或环境保护的环境因素，也没有释放出任何废物流入土壤、表层水或地下水从而可能不利于公众健康或环境保护。
In connection with the Leased Property and Site, there are no adverse environmental conditions nor have there been any releases of any contaminant into the soils, surface waters or ground waters which would adversely impact public health or the environment.

(c)    出租方确保附录2及附录4所述的租赁物和附属设备和设施的验收条件应在所有实质性方面符合要求。
Lessor shall ensure that the conditions of the Leased Property and the Additional Equipment and Facilities as set forth in the Exhibit 2 and Exhibit 4, respectively, shall have been met in all material aspects.

(d)    出租方是租赁物和场地的唯一合法所有权人。租赁物和场地上不存在任何抵押、信托、留置权、贷款或其他权利负担。
Lessor is the sole and lawful owner of the Leased Property and the Site. The Leased Property and Site is free and clear of all mortgages, trust, liens, loans or other encumbrances.

9.    合同违约与终止 BREACH OF CONTRACT AND TERMINATION

9.1 未能补救的违约情形Uncured Breach

(a)    若在任何一方违反其在本合同项下的义务且未能补救时，计算实际损失数额非常困难，一方应支付相应的违约金给非违约方，具体计算方法如下：

▪    单日违约金 =单日租金*2；(包括厂房租金及附属设备设施租金))
▪    违约天数 = 自违约开始日起计算至支付违约金或根据本租约终止日止的日历天数；
▪    违约金 = 单日违约金×违约天数

If the actual damages are difficult to calculate in the event of an uncured breach by any Party of its obligations under this Contract, the breaching Party is liable to pay liquidated damages to the non-breaching Party and such liquidated damages shall be calculated as follows:

▪    Daily Liquidated Damages = Daily rental*2; (including the rent of Building and the rent of Additional Equipment and Facilities)
▪    Days of Breach = Calendar days commencing from such breach until the date the breaching Party has fully remedied the breach or on the date of termination of this Contract pursuant to the terms of this Contract;
▪    Amount of Liquidated Damages = Daily Liquidated Damages × Days of Breach

(b)    此外，若任何一方严重违反了其在本合同项下的义务且未能补救时，非违约方应有权立即解除并终止本合同。在合同终止之后，每一方均被解除本合同项下的责任和义务；但是，任何该等终止不得解除本合同任何一方依据第9.2条约定的其在本合同项下的关于未能补救的违约情形的违约责任。
In addition, in the event of a material and an uncured breach by any Party of its obligations under this Contract, the other Party shall have the right to terminate this Contract immediately if the breach is not capable of being cured. Each of the Parties shall be relieved of their duties and obligations arising under this Contract after the date of the termination; provided that no such termination shall relieve any Party from liability for any uncured breach of this Agreement as provided under this Article 9.2.

9.2    终止权 Right to Terminate

除了承租方有权依据本合同第2.4条的规定终止本合同以外，在下列情形下本合同立即终止：
In addition to the Lessee’s right of termination provided under Article 2.4 hereof, this Contract terminates immediately upon the occurrence of any of the following events:

(a)    若因政府或其下属机构的任何命令、行动或规定造成该方对本合同的履行在任何重大方面不再具有商业上的可行性，任何一方可以立即终止本合同；
If the performance of this Contract by such Party has become in any material respect commercially impracticable by virtue of any order, action or regulation of any government or agency, either Party can terminate this Contract immediately;

(b)    若一方严重违反其在本合同项下的义务，且经通知该违约后30日内未能纠正该违约，另一方可以立即终止本合同；或
If the other Party materially breached its obligations under this Contract, and fails to correct such breach within 30 days after being notified by the non-breaching Party, the non-breaching Party can terminate this Contract immediately; or

(c)    由于房屋所有权引起的事宜，导致任何一方无法正常履行本合同，承租人可以立即终止本合同。
If either Party cannot perform this Contract due to any issues in relation to the Property Title, Lessee can terminate this Contract immediately.

9.3    权利的保留 Preservation of Rights

本第9条规定不得排除一方因另一方违约而依据适用法律或本合同其他条款所拥有的任何其他权利或可以采取的其他补救措施。
The provision of this Article 9 are without prejudice to any other rights or remedies either Party may have pursuant to other provisions of this Contract and applicable laws by reason of the default of the other Party.

无论本合同作何约定，承租方有权于提前给与30天通知的情形下无责终止本合同，即本条款优先适用。
No matter what provides otherwise in this Contract, the Lessee has the right to terminate this Contract without any legal liability of the Lessee if a 30 days’ notice of termination is delivered from the Lessee to the Lessor.

9.4    租期期满 Expiration of Lease Term

如果不是根据第9.2,9.3条提前终止，本合同应在租期期满时终止。
This Contract shall terminate on the expiration of the Lease Term, if not terminated earlier in accordance with Article 9.2, 9.3。

10.    附则 MISCELLANEOUS

10.1    让与 Assignment

除非本合同中有其他规定，任何一方未经另一方明确的书面同意，不可将其在本合同项下的权利或义务让与任何其他人；但是承租方有权在通知出租方后将本合同转让给关联公司。
Neither Party may assign any of its rights or obligations hereunder to any other person without the express written consent of the other Party unless otherwise provided in this Contract; however, Lessee is permitted to assign this Contract to an Affiliate upon notice to Lessor.

10.2    适用法律 Applicable Law

本合同的订立、效力、解释、执行修改及终止均受中国的法律管辖。
The formation, validity, interpretation, execution, amendment and termination of this Contract shall be governed by the laws of China.

10.3    争议的解决 Settlement of Disputes

因本合同引起、产生自本合同、或与本合同相关的任何争议应由双方通过友好协商解决。该协商应在一方依据第10.8条向另一方提出协商的书面要求后立即开始。倘若争议在上述通知发出日后90天内未能通过协商解决，任何一方可提出要求，并通知另一方，将争议提交中国国际经济贸易仲裁委员会按照申请仲裁时该会实施的仲裁规则在深圳进行仲裁。仲裁裁决是终局的，对双方均有约束力。仲裁程序以中文进行。任何仲裁裁决均可在有管辖权的法院进行执行。All disputes arising from, out of, or in connection with this Contract shall be settled through friendly consultations between the Parties. Such consultations shall begin immediately after one Party has delivered, in accordance with Article 10.8 to the other Party a written request for such consultation. If within 90 days following the date on which such notice is given the dispute cannot be settled through consultations, the dispute shall be submitted for arbitration to the China International Economic and Trade Arbitration Commission in Shenzhen in accordance with its then effective arbitration rules upon the request of either Party with notice to the other Party. The arbitral award is final and binding upon the Parties. The proceeding of arbitration shall be in Chinese. Any award hereunder shall be enforced in any court with competent jurisdiction.

在解决争议期间，双方在其他各个方面应继续履行本合同。
During the period when a dispute is being resolved, the Parties shall in all other respects continue their performance of this Contract.

10.4    合同的修改与变动 Amendment and Modification of the Contract

非经双方正式授权代表以中文和英文签署协议，本合同或其附录不得修改。
Amendment to this Contract or its exhibits may be made only by a written agreement in Chinese and English signed by duly authorized representatives of each Party.

10.5    可分割性 Severability

本合同任何条款的失效不应影响本合同任何其他条款的效力。
The invalidity of any provision of this Contract shall not affect the validity of any other provision of this Contract.

10.6    文字 Language

本合同以中文和英文两种文字签订，且合同的中英文两种文本具有同等效力。如有歧义，应以中文文本为准。本合同共有2份原稿，双方各保留1份。
This Contract is executed both in Chinese and English in 2 original copies. Both language versions shall be equally authentic. Each Party hereto shall keep 1 original copies. In case of inconsistency between the Chinese and English of this Contract, Chinese language shall prevail.

10.7    放弃 Waiver

任一方未能或延迟行使其在本合同项下之任何权利、权力或特权，或未要求或延迟要求另一方充分履行其义务，均不应构成对该等权利、权力或特权之放弃，并且单一或部分地行使任何权利、权力或特权亦不应排除对任何其他权利、权力或特权的行使。
Failure or delay on the part of any Party hereto to exercise any right, power or privilege under this Contract, or to require full performance by the other Party, shall not operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege preclude exercise of any other right, power on privilege.

10.8    通知 Notices

任何一方依据本合同的要求而发出的通知或其他通讯应以中文书写，以专人递送、挂号（预付邮资）信件或公认快递服务发到另一方的下述地址。通知有效送达的日期按如下方法确定：
Notices or other communications required to be given by any Party pursuant to this Contract shall be written in Chinese and may be delivered personally, by registered mail (postage prepaid) or by a recognized courier service to the address of the other Party set forth below. The dates on which notices shall be deemed to have been effectively given shall be determined as following:

(a)    专人递送的通知在专人递送之日视为有效送达；
Notices given by personal delivery shall be deemed effectively given on the date of personal delivery.

(b)    以挂号信（预付邮资）发出的通知，以收到日为有效送达；
Notices given by registered mail (postage prepaid) shall be deemed effectively given on receipt.

(c)    交快递服务发送的通知于以收到日为有效送达；

Notices given by courier service shall be deemed effectively given on receipt.

双方的通讯地址如下：
For the purpose of notices, the addresses of the Parties are as follows:

出租方：东莞安力科技园建造有限公司
联系人：方俊晖 先生
地址：东莞市长安镇上沙村长南路南段
电话：+86 769 85417288
传真：+86 769 85417278
邮箱：jh.fang@anlipark.com
Lessor: DONGGUAN CONRAD HI-TECH PARK CONSTRUCTION LTD.
Contact Person：Mr. Junhui FANG
Address：South Section of Chang Nan Road, Shangsha Village,Chang'An Town, Dongguan City, Guangdong Province, China
Telephone：+86 769 85417288
Fax：+86 769 85417278
Email： jh.fang@anlipark.com

承租方：东莞新飞通光电子技术有限公司
联系人：丁锦涛 先生
地址：东莞市长安镇振安上沙村长南路南段安力科技园B9厂房B座。
电话： +86 76989393085
传真：0769-89393079
邮箱：jintao_ding@neophotonics.com.cn
Lessee:NeoPhotonics Dongguan Co., Ltd
Contact Person: Mr. Jingtao Ding
Address: Section B, B9 Conrad Hi-Tech Park, South Section of Chang Nan Road, Shangsha Village, Zhen’an, Chang’An Town, Dongguan City, Guangdong Province, China
Telephone: +86 76989393085
Fax: 0769-89393079
Email: jintao_ding@neophotonics.com.cn

抄送深圳新飞通光电子技术有限公司法务部
地址：深圳市南山区高新产业园南区科技南12路8号新飞通光电大厦邮编518057
With a copy to: NeoPhotonics (China) Co., Ltd.
Attention: Legal Department
Address: NeoPhotonics Building, No. 8 South Keji 12th Road, Nanshan District, Shenzhen 518057 China

任一方均可依据本合同条款经书面通知另一方，在任何时候改变其通讯地址。
Either Party may at any time change its address by notice in writing delivered to the other Party in accordance with the terms hereof.

10.9    附录 Exhibits

本合同所附附录构成本合同不可分割的组成部分，对双方具有同样的拘束力。
The exhibits attached hereto are hereby made an integral part of this Contract and are equally binding upon the Parties.

10.10补充协议 Supplementary Agreement

双方于2013年9月10日签署的补充协议（附录七）以及2013年12月24日签署的补充协议（附录八）履行完毕。

    The supplement agreement entered into by the Parties on 10th day of September, 2013 (EXHIBIT 7) and the supplement agreement entered into by the Parties on 24th day of December, 2013 (EXHIBIT 8). Both parties have performed all the obligations in accordance with EXHIBIT 7 and EXHIBIT 8.

[以下无正文]
[Reminder of this page is intentionally left blank]

鉴此，本合同各方已促使其正式授权代表于首页载明的日期签署本合同，且本合同视为自2021年6月1日起生效。

IN WITNESS WHEREOF, each Party has caused this Contract to be executed by its duly authorized representative on the date first set forth above with effect from 1 June 2021.

东莞安力科技园建造有限公司
DONGGUAN CONRAD HI-TECH PARK LTD.

签署人 By： /s/ Zhi Feng Li
姓名 Name： Zhi Feng Li
职务 Title： General Manager

签署人 By： /s/ Zhong Qi Lan
姓名 Name： Zhong Qi Lan
职务 Title： Vice President

东莞新飞通光电子技术有限公司
NeoPhotonics Dongguan Co., Ltd

签署人 By： /s/ Chi Yue(Raymond) Cheung
姓名 Name： Chi Yue(Raymond) Cheung
职务 Title：　 Senior Vice President and Chief Operating Officer

附录一A：租赁物总平面图 (1楼至5楼及屋面)
EXHIBIT 1A: LEASED PROPERTY FLOOR PLAN （1F-5F AND ROOF）

一层平面图 1:150
新增梯门
82000
32500
DT2
DT3
LC40
LC18
LMC77
±0.000
-0.450

82000
32500
DT2
DT3
LC40
LC18
LC12
BLM77
FM173
9.300
4.800

二~三层平面图 1:150

四层平面图 1:150
82000
32500
13.800
DT2
DT3
LC40
LC18
LC12
BLM77
FM1.7

82000
3800
4700
8300
8200
3500
32500
8000
8500
4200
21.800
20.300
22.700
5440
2%
1%

屋顶平面图 1:150

附录一B: 场地平面图
EXHIBIT 1B: SITE PLAN

东莞安力科技园建造有限公司
DONGGUAN CONRAD HI-TECH PARK CONSTRUCTION LTD
N

附录二A: 附属设备及设施
EXHIBIT 2A: ADDITIONAL EQUIPMENT AND FACILITIES
(以附录二B设计平面图为准)
(Subject to Design Floor Plan under Exhibit 2B)

项目 Item	要求 Requirement	备注 Remarks
土建工程 Concrete Construction
B9土建整改 B9 Concrete Construction and Retrofit	人货梯改门口1-3楼,天面防水斜坡,电梯机房不锈钢门 Change the passenger and cargo lifts’ door of 1F-3F, top floor surface with waterproof slope, elevator machine room with steel door.
外设厂房设施机房 Additional Factory Facilities Room	使用面积172.5平方米(5m*34.5m)，照度不应小于300lx Used area of 172.5㎡(5m*34.5m), illumination intensity should be not less than 200lx	冷水机组/空压机/真空泵/工艺冷却水，屋顶因放冷却水塔，要求承重750KG/平方米 Water chiller/air compressor/vacuum pump/process cooling water, the roof placed cooling towers request bearing 750KG/m2
配电 Power
供电 Power Supply	1*1600KVA变压器,高,低压进线及出线柜（双回路） 1*1600KVA transformer, high and low voltage, In-coming and out-coming cabinets and measure cabinets (dual-circuits)	按客户提供低压配电柜资料设计 Design work according to materials of low-voltage distribution cabinets provided by customers
高压电房及配套土建工程 High-voltage Room and Supporting Concrete Construction	高、低压房土建,管道及电缆沟 High and low voltage room concrete construction, pipeline and cable channel
电梯 Lifts
奥的斯客梯 Otis Passenger Lifts	奥的斯 (杭州) 800 kg Otis (Hangzhou) 800 kg	采用不锈钢门,门套及轿厢 Adopt stainless steel door and door set and cabin
奥的斯货梯 Otis Cargo Lifts	奥的斯 (杭州) 3000kg Otis (Hangzhou) 3000 kg	采用不锈钢门,门套及轿厢 Adopt stainless steel door and door set and cabin

出租方预留位置部分 Lessor Reserve Place
氮气站基础 Nitrogen Station Foundation	面积25平方米 Area of 24㎡	氮气储罐占地约16平方米，罐体加液氮重约17000KG共计 Nitrogen storage tank, covering an area of about 16 square meters, with liquid nitrogen weighed about 17000KG total
辅料库房 Consumable Goods Warehouse	面积18平方米，符合国家安全规定 Area of 24㎡, comply with the national safety regulations	简易房/B9顶层(由新飞通完成，业主预留位置) Shacks/B9 top storey (build by NeoPhotonics, Lessor to reserve the place)
辅料废弃物库房 Consumable Waster Warehouse	面积12平方米符合国家安全规定 Area of 18㎡, comply with the national safety regulations	简易房/B9顶层(由新飞通完成，业主预留位置) Shacks/B9 top storey (build by NeoPhotonics, Lessor to reserve the place)
ME闲置设备仓 ME Equipment Room	面积42平方米 Area of 40㎡	小型机加工设备 Minicomputers processing equipment 简易房/B9顶层(由新飞通完成，业主预留位置) Shacks/B9 top storey (build by NeoPhotonics, Lessor to reserve the place)
生产设备备件库房 Production Equipment Spare Parts Warehouse	面积40平方米 Area of 40㎡	简易房/B9顶层(由新飞通完成，业主预留位置) Shacks/B9 top storey (build by NeoPhotonics, Lessor to reserve the place)
动力备件/材料库房 Power Spare Parts/Material Warehouses	面积32平方米 Area of 32㎡	简易房/B9顶层(由新飞通完成，业主预留位置) Shacks/B9 top storey (build by NeoPhotonics, Lessor to reserve the place)
监控中心 Monitoring Center	面积20平方米 Area of 20㎡	简易房（由新飞通完成，业主预留位置） Shacks (build by NeoPhotonics, Lessor to reserve the place)

附录二B: 设计平面图
EXHIBIT 2B: DESIGN FLOOR PLAN

外设厂房设施机房的位置图
Location of Additional Factory Facilities Room

设计平面图（1楼至5楼）Design Floor Plan (1-5F)

高压电房及配套土建工程图纸 Layout of High-voltage Room and Supporting Concrete Construction：

外设厂房设施机房图纸 Layout of Additional Factory Facilities Room：

附录三：附属设备及设施押金核算及其返还计划表
EXHIBIT 3 ：Additional Equipments & Facilities Deposit Calculation and Return Plan

序号 No.	项目 Item	折旧期 Depreciation years	投资金额 Investment (RMB)	押金 Deposit (RMB)	押金返还时间表 Deposit Return Schedule
1	高压电房及配套土建工程 High-voltage Room and Supporting Concrete Construction	5	980,000.00	78,400.00	自2011年5月13日起起第64个月全额返还给承租者 Full returned to Lessee at 64thmonth of the Commencement Date
2	B9土建整改工程 B9 Concrete Construction and Retrofit	5
3	设备房设计费 Equipments Room Design Fee	5
4	设备房（冷水机组） Equipment Room (water chillers)	5
5	双回路1*1600KVA变压器，高、低压进线及出线柜，计量柜（双回路） dual-circuits 1*1600KVA transformer, high and low voltage, Incoming and outcoming cabinets and measure cabinets	8	2,100,000.00	168,000.00	自2011年5月13日起第97个月全额返还给承租者 Full returned to Lessee at 100th month of the Commencement Date
6	客梯Passenger Lift:800kg	8	410,000	32,800
7	货梯Cargo Lift： 3000kg

附录四：租赁物的验收
EXHIBIT 4: LEASED PROPERTY HANDOVER CONDITION

项目名称 Item	安力科技园B9厂房项目 B9 workshop project
建筑主体验收 Main structure acceptance	厂房设施验收标准 Factory Facilities Acceptance Criteria	备注 remarks	实际施工交付 Actual construction delivery	公司确认 Confirm
房屋主体结构 Main structure	无渗漏水现象 Without leakage
门窗 Doors and windows	完好无损坏,无渗漏水现象 Without leakage and damage
配电房验收 power distribution house acceptance	验收标准 Acceptance Criteria
门窗 Doors and windows	向外开，防小动物措施完整 should be open outwardly, preventing small animals measures should be integrated
照明 Lighting	照度不应小于250lx，符合防火要求，标志明显 illumination intensity should be not less than 250lx , accord with fireproof requirements, and the sign is obvious
卫生环境 Hygiene environment	无杂物，进出线孔洞应封堵完好 Without sundry, cavern should plugging intact
高压柜 high-voltage cabinet	安装端正，牢固，柜门及隔板封闭良好Install decently and firm, cabinet door and clapboard are well closed
低压柜 low voltage cabinet	配备绝缘板 Equipped with insulation board
发动机自动互锁转化柜 Automatic engine interlock transformation ark	动作准确 Movements accurately
电力供应 Power supply	采用双回路供电 dual-circuits power supply
电缆、保护、变压器电气设备及柴油发电机 Cable, protection, transformer electrical equipment and diesel generator	出厂测试，安装合格检验验收报告齐全 The factory test and install inspection report are complete.

电梯验收 power distribution house acceptance	验收标准 Acceptance Criteria	实际施工交付 Actual construction delivery	公司确认 Confirm
机房照明 Lighting	照度不应小于300lx，应设置一个或多个电源插座 Illumination intensity should be not less than 200lx, should be installed one or more power socket
机房通风 ventilation	陈腐空气不得排入机房 Stale air shall not be discharged into room
相关资料 Related material	土建布置图、产品出厂合格证、门锁装置、限速器、安全钳及缓冲器的型式试验证书复印件 Architectural layout, manufactured products quality certificate and lock device, speed device, safety clamp and buffer type test certificate copy
消防系统验收 Fire control system acceptance	验收标准 Acceptance Criteria	备注 remarks
相关资料 Related material	需提供消防系统设计，审批，竣工验收合格证明材料 Provide fire control system design, the examination and approval, the completion acceptance certificate materials

备注Remarks：
1.    以上标准按双方确认的施工图纸交付为准；The afore-described conditions will be subject to the construction drawings that shall be confirmed by the Parties;
2.    以上标准根据实际情况将会有适当的变动或调整，该等变动或调整以双方协商同意为准；The afore-described conditions may be subject to certain change or adjustment in accordance with the actual situation, and any such change or adjustment shall be subject to Parties’ mutual agreement.

附录五：房地产权证
EXHIBIT 5: REAL ESTATE CERTIFICATES

国有土地使用权证

东府 国用（2005）第 特1143 号

土地使用权人	东莞安力科技园建造有限公司			
座　　落	长安镇上沙村			
地　　号	1912090700262	图　　号	519.50-373.75	
地类（用途）	工业	取得价格		
使用权类型	出让	终止日期	二〇五四年七月二十[illegible]日	
使用权面积	肆万肆仟柒佰零肆点肆 M	其中	独用面积	肆万肆仟柒佰零肆点肆 M
			分摊面积	零点零 M

根据《中华人民共和国宪法》、《中华人民共和国土地管理法》和《中华人民共和国城市房地产管理法》等法律法规，为保护土地使用权人的合法权益，对土地使用权人申请登记的本证所列土地权利，经审查核实，准予登记，颁发此证。

东莞市 人民政府（章）

2005 年 9 月 6 日

土地登记专用章

土地登记专用章

宗地图

单位：m.m

宗地编号：1912090700262

地籍图号：519.50-373.75

权利人：东莞安力科技园建造有限公司

北
东莞安力科技园建造有限公司
J2
J4
J5
J6
J9
J10
J11
109.562
20.421
76.311

绘图日期 2005.06.29　　比例尺 1:2320　　绘图员：曾远军

审核日期 2005.06.29　　审核员：

State-owned Land Use Certificate

建设用地规划许可证

Construction Land Planning Permit

中华人民共和国

建设用地规划许可证

编号

2004-13-00004

根据《中华人民共和国城市规划法》第三十一条规定，经审核，本用地项目符合城市规划要求，准予办理征用划拨土地手续。

特发此证

发证机关 东莞市规划局

日　期 2004年03月10日

用地单位	东莞安力科技园建造有限公司
用地项目名称	安力科技园B区
用地位置	长安镇安力科技园
用地面积	44702.444 平方米
附图及附件名称	
附规划用地红线图号2004-13-00004	

遵守事项：

一、本证是城市规划区内，经城市规划行政主管部门审核，许可用地的法律凭证。

二、凡未取得本证，而取得建设用地批准文件、占用土地的，批准文件无效。

三、未经发证机关审核同意，本证的有关规定不得变更。

四、本证自核发之日起，有效期为六个月，逾期未使用，本证自行失效。

B9 建设工程规划许可证
Construction Engineering Planning Permit of B9

中华人民共和国

建设工程规划许可证

2006-13-10012
建字第　　　　　　　　　　　　　　号

根据《中华人民共和国城乡规划法》第四十条规定，经审核，本建设工程符合城乡规划要求，颁发此证。

发证机关　　东莞市城乡规划局

日　　期　　2010年11月12日

建设单位（个人）	东莞安力科技园建造有限公司
建设项目名称	安力科技园 B 区 B9 厂房
建 设 位 置	长安镇安力科技园
建 设 规 模	1 幢 5 层共 11774.1 平方米

附图及附件名称

1、2008 年 8 月 14 日验收换证。

2、遗失补发，原发证日期为 2006 年 11 月 10 日。

遵守事项

一、本证是经城乡规划主管部门依法审核，建设工程符合城乡规划要求的法律凭证。

二、未取得本证或不按本证规定进行建设的，均属违法建设。

三、未经发证机关许可，本证的各项规定不得随意变更。

四、城乡规划主管部门依法有权查验本证，建设单位（个人）有责任提交查验。

五、本证所需附图与附件由发证机关依法确定，与本证具有同等法律效力。

B9 建筑工程竣工验收报告

Final Acceptance of Construction of B9

附录六附属设备及设施月租金支付计划
自2011年5月13日开始计算96个月
EXHIBIT 6：Monthly Rent Payment Plan of Additional Equipment and Facilities
（96 months from 13th day of May, 2011）

期数 #of Month	当期(月)支付总额 Total Amount of Payment Monthly	期数 #of Month	当期(月)支付总额 Total Amount of Payment Monthly	期数 #of Month	当期(月)支付总额 Total Amount of Payment Monthly
1	65,093.67	33	57,581.64	65	32,789.92
2	64,849.67	34	57,337.04	66	32,639.13
3	64,605.67	35	57,091.43	67	32,487.34
4	64,361.66	36	56,845.82	68	32,336.56
5	64,117.66	37	56,601.22	69	32,184.77
6	63,873.65	38	56,355.62	70	32,032.99
7	63,629.65	39	56,111.00	71	31,882.20
8	63,385.65	40	55,865.40	72	31,730.41
9	63,141.64	41	55,620.79	73	31,579.63
10	62,897.64	42	55,375.19	74	31,427.84
11	62,653.64	43	55,129.58	75	31,276.05
12	62,409.63	44	54,884.97	76	31,125.27
13	62,165.63	45	54,639.37	77	30,973.48
14	61,921.62	46	54,394.77	78	30,822.70
15	61,677.62	47	54,149.15	79	30,670.91
16	61,433.62	48	53,903.55	80	30,520.12
17	61,189.61	49	53,658.95	81	30,368.34
18	60,945.61	50	53,413.34	82	30,216.55
19	60,701.61	51	53,168.73	83	30,065.77
20	60,457.60	52	52,923.12	84	29,913.98
21	60,213.60	53	52,677.52	85	29,763.19
22	59,969.60	54	52,432.92	86	29,611.41
23	59,725.59	55	52,187.30	87	29,459.63
24	59,481.59	56	51,942.70	88	29,308.83
25	59,237.58	57	51,697.10	89	29,157.05
26	58,993.58	58	51,451.49	90	29,006.26
27	58,749.58	59	51,206.88	91	28,854.48
28	58,505.57	60	50,961.27	92	28,702.69
29	77,592.07	61	33,396.06	93	28,551.90
30	58,317.47	62	33,244.28	94	28,400.12
31	58,071.85	63	33,093.49	95	28,249.34
32	57,827.25	64	32,941.70	96	28,097.54

注明：
1. 以上所指附属设备及设施与附录三所述的附属设备及设施的内容一致
2. 以上表格中列出的各期（月）租金金额已经含附属设备设施的本金、利息和所有税金。
3. 涉及到中国人民银行利率的调整，针对附属设备及设施部分的，经双方书面确认后，参照银行利率调整的惯例实施。
4、涉及到当地政府税率政策的调整，针对附属设备及设施部分的，经双方书面确认后，遵照政府相关规定实施。

附录七
EXHIBIT 7

House Lease Supplementary Agreement
Leasee: NeoPhotonics Dongguan Co., Ltd (hereinafter referred to as “Party A”)
Enterprise legal person registration number: 441900400162776
Legal representative: CHEUNG CHI YUE        Title: Chief Operating Officer
Location: Section B of B9, Conrad High-Tech Park, South Section of Chang Nan Road, Shangsha Village, Zhen’an, Chang’An Town, Dongguan City, Guangdong Province, China
Postal code: 523867
Project contact person: Xinglin Cheng        Title: senior manager
Phone: 18925252277

Leaser: Dongguan Conrad Hi-Tech Park Ltd (hereinafter referred to as “Party B”)
Enterprise legal person registration number: 441900400104128
Legal representative (responsible person): Jinpei Gao        Title: chief director
Location: Southern Changnan Road, Shangsha Village, Chang’an County, Dongguan City Postal code: 523870
Project contact person: Junhui Fang    Title: senior manager
Phone: 076985417288, 13922980202

Considering:
Both parties agree to sign the House Lease Contract (Contract No: executed edition 2011-05-12, hereinafter referred to as “Original Agreement”) at May 13 2011. In view of the actual service condition of the factory area by Party A in Dongguan, with the exception of the leasing terms newly added to the “Original Agreement”, all the other contents in the “Original Agreement” shall remain unchanged, thus this Supplementary Agreement is drafted (hereinafter referred to as “Supplementary Agreement”).
For the clarification of rights and obligations of both parties after the agreement amendment based on Contract Law of the People’s Republic of China and other related laws and regulations, in the spirit of fairness, reciprocity, mutual understanding and compromise both parties reach to the following agreements:

I. Newly Added Lease Item
Party B shall add 5 630A outlet terminals with switches at the low voltage distribution panel located at the first floor of NDG B9 factory and complete the required modification correspondingly to the original distribution panel.
II. New Item Expenses and Payment Terms
1.     Both parties agree that based on the first clause of the supplemented terms of the agreement about the increased items Party A shall pay Party B the total price of RMB 90,000.00 (in words: NINETY THOUSAND YUAN ONLY).
2.     The payment terms shall be in installment which is described in detail in appendix I.

3.     After the work for all the added items have been completed by Party B and passed the acceptance test to be witnessed by Party A, Party A shall within 15 days after the reception of the invoices issued by Party B make the due payment to Party B.
III. All the design work for the new items shall be the work scope of Party B. Party A shall only suggest the integral requirement. Party B shall satisfy Party A’s requirements based on the actual site condition and past working experiences. All the design drawings and schemes shall be submitted to Party A for final approval which shall not be unreasonably denied by Party A without justifiable reasons.
IV. Contract Effectiveness
1.     Except the clauses explicitly modified in the Supplementary Agreement all the other contents in the Original Agreement shall remain to be effective including but not limited to the quality standard, material specifications, test standard and other related terms applicable for the new items, all of which shall abide by the rights and obligations ascertained in the Original

Agreement. After entering into effectiveness this Supplementary Agreement will constitute an inseparable part of the Original Agreement and bear the same legal validity.
2.     This Agreement is in two original copies with both counterparts holding one copy. Both copies shall bear the same legal validity.

	投资额	90000
	年利率	6.50%
	税率	5.70%

时间	剩余本金	当期还本	当期利息	税前本息	含税本息
Jan-14	90,000.00	1,323.53	487.50	1,811.03	1,920.50
Feb-14	88,676.47	1,323.53	480.33	1,803.86	1,912.90
Mar-14	87,352.94	1,323.53	473.16	1,796.69	1,905.29
Apr-14	86,029.41	1,323.53	465.99	1,789.52	1,897.69
May-14	84,705.88	1,323.53	458.82	1,782.35	1,890.09
Jun-14	83,382.35	1,323.53	451.65	1,775.18	1,882.49
Jul-14	82,058.82	1,323.53	444.49	1,768.01	1,874.88
Aug-14	80,735.29	1,323.53	437.32	1,760.85	1,867.28
Sep-14	79,411.76	1,323.53	430.15	1,753.68	1,859.68
Oct-14	78,088.24	1,323.53	422.98	1,746.51	1,852.08
Nov-14	76,764.71	1,323.53	415.81	1,739.34	1,844.47
Dec-14	75,441.18	1,323.53	408.64	1,732.17	1,836.87
Jan-15	74,117.65	1,323.53	401.47	1,725.00	1,829.27
Feb-15	72,794.12	1,323.53	394.30	1,717.83	1,821.67
Mar-15	71,470.59	1,323.53	387.13	1,710.66	1,814.06
Apr-15	70,147.06	1,323.53	379.96	1,703.49	1,806.46
May-15	68,823.53	1,323.53	372.79	1,696.32	1,798.86
Jun-15	67,500.00	1,323.53	365.63	1,689.15	1,791.26
Jul-15	66,176.47	1,323.53	358.46	1,681.99	1,783.65
Aug-15	64,852.94	1,323.53	351.29	1,674.82	1,776.05
Sep-15	63,529.41	1,323.53	344.12	1,667.65	1,768.45
Oct-15	62,205.88	1,323.53	336.95	1,660.48	1,760.85

Nov-15	60,882.35	1,323.53	329.78	1,653.31	1,753.24
Dec-15	59,558.82	1,323.53	322.61	1,646.14	1,745.64
Jan-16	58,235.29	1,323.53	315.44	1,638.97	1,738.04
Feb-16	56,911.76	1,323.53	308.27	1,631.80	1,730.44
Mar-16	55,588.24	1,323.53	301.10	1,624.63	1,722.83
Apr-16	54,264.71	1,323.53	293.93	1,617.46	1,715.23
May-16	52,941.18	1,323.53	286.76	1,610.29	1,707.63
Jun-16	51,617.65	1,323.53	279.60	1,603.13	1,700.03
Jul-16	50,294.12	1,323.53	272.43	1,595.96	1,692.42
Aug-16	48,970.59	1,323.53	265.26	1,588.79	1,684.82
Sep-16	47,647.06	1,323.53	258.09	1,581.62	1,677.22
Oct-16	46,323.53	1,323.53	250.92	1,574.45	1,669.62
Nov-16	45,000.00	1,323.53	243.75	1,567.28	1,662.01
Dec-16	43,676.47	1,323.53	236.58	1,560.11	1,654.41
Jan-17	42,352.94	1,323.53	229.41	1,552.94	1,646.81
Feb-17	41,029.41	1,323.53	222.24	1,545.77	1,639.21
Mar-17	39,705.88	1,323.53	215.07	1,538.60	1,631.60
Apr-17	38,382.35	1,323.53	207.90	1,531.43	1,624.00
May-17	37,058.82	1,323.53	200.74	1,524.26	1,616.40
Jun-17	35,735.29	1,323.53	193.57	1,517.10	1,608.80
Jul-17	34,411.76	1,323.53	186.40	1,509.93	1,601.19
Aug-17	33,088.24	1,323.53	179.23	1,502.76	1,593.59
Sep-17	31,764.71	1,323.53	172.06	1,495.59	1,585.99
Oct-17	30,441.18	1,323.53	164.89	1,488.42	1,578.39
Nov-17	29,117.65	1,323.53	157.72	1,481.25	1,570.78
Dec-17	27,794.12	1,323.53	150.55	1,474.08	1,563.18
Jan-18	26,470.59	1,323.53	143.38	1,466.91	1,555.58
Feb-18	25,147.06	1,323.53	136.21	1,459.74	1,547.98
Mar-18	23,823.53	1,323.53	129.04	1,452.57	1,540.37
Apr-18	22,500.00	1,323.53	121.88	1,445.40	1,532.77
May-18	21,176.47	1,323.53	114.71	1,438.24	1,525.17
Jun-18	19,852.94	1,323.53	107.54	1,431.07	1,517.57
Jul-18	18,529.41	1,323.53	100.37	1,423.90	1,509.97
Aug-18	17,205.88	1,323.53	93.20	1,416.73	1,502.36
Sep-18	15,882.35	1,323.53	86.03	1,409.56	1,494.76
Oct-18	14,558.82	1,323.53	78.86	1,402.39	1,487.16
Nov-18	13,235.29	1,323.53	71.69	1,395.22	1,479.56
Dec-18	11,911.76	1,323.53	64.52	1,388.05	1,471.95
Jan-19	10,588.24	1,323.53	57.35	1,380.88	1,464.35
Feb-19	9,264.71	1,323.53	50.18	1,373.71	1,456.75
Mar-19	7,941.18	1,323.53	43.01	1,366.54	1,449.15
Apr-19	6,617.65	1,323.53	35.85	1,359.38	1,441.54
May-19	5,294.12	1,323.53	28.68	1,352.21	1,433.94
Jun-19	3,970.59	1,323.53	21.51	1,345.04	1,426.34
Jul-19	2,647.06	1,323.53	14.34	1,337.87	1,418.74
Aug-19	1,323.53	1,323.53	7.17	1,330.70	1,411.13
合计		90,000.00	16,818.75	106,818.75	113,275.45

附录八
EXHIBIT 8

House Lease Contract Supplementary Agreement
--About the terms of the supply of NDG B9 redundant power cable and related amendment

Leaser: Dongguan Conrad Hi-Tech Park Ltd (hereinafter referred to as “Party A”)
Enterprise legal person registration number: 441900400104128
Legal representative (responsible person): Jinpei Gao         Title: chief director
Location: Southern Changnan Road, Shangsha Village, Chang’an County, Dongguan City Postal code: 523870
Project contact person: __________________________    Title: _______________
Phone: __________________________

Leasee: NeoPhotonics Dongguan Co., Ltd (hereinafter referred to as “Party B”)
Enterprise legal person registration number: 441900400162776
Legal representative: CHEUNG CHI YUE        Title: Chief Operating Officer
Location: Section B of B9, Conrad High-Tech Park, South Section of Chang Nan Road, Shangsha Village, Zhen’an, Chang’An Town, Dongguan City, Guangdong Province, China
Postal code: 523867
Project contact person: Title: _____________________
Phone: __________________________

Considering:
1.    It’s clearly stipulated in the House Lease Contract (Contract No: executed edition 2011-05-12, hereinafter referred to as Lease Contract) signed by both parties that Party A shall install for Party B the 240mm2 double redundant cable for the convenience of Party B for the guarantee of the high reliability of the power supply in the leased factory.
2.     Since September 2011 Party B shall commence to perform its obligations listed in the Lease Contract and make the payment accordingly (including the cable rental for the 240mm2 cables. However until the signing date of this Supplementary Agreement Party A still declines to provide the 240mm2 cables for Party B required by the Lease Contract.
3.     Under the unawareness of Party B Party A has switched the 240mm2 cables stipulated in the contract to the 95mm2 cables which signifies the high voltage power cable type is different from the drawing specification. Party A has removed the terminal of all standup cables immediately and is waiting to replace them with 240mm2 cables.
Purported to solve the problems mentioned above and based on the Contract Law of the People’s Republic of China and related laws and regulations, in the spirit of fairness, reciprocity, mutual understanding and comprise both parties reach to the following Agreements:

I. Cable Modification
1. Party B agrees to use 95mm2 cables, and Party A doesn’t have to replace them with 240mm2 cables.

2. Party A shall finish all the cabling work of 95mm2 cables for power supply and then execute and pass the double redundant power supply test before December 31, 2013.
3. As to the payment of RMB 160 per KVA for the double redundant line levied by the Power Bureau it shall be negotiated by both parties after the acceptance of the formal payment notification from the Power Bureau.
II. Payment Modification and Arrangement
1.     In 15 days after the reception of Party A’s invoices Party B shall pay all the balance for the 95mm2 cables which amounts to RMB 19,029 (in words: NINETEEN THOUSAND AND TWENTY NINE YUAN ONLY) (including taxes).
2.     Both parties confirm that the estimated payment made by Party B for the 240mm2 double redundant cables (the balance payment for the 240mm2 cables in the Lease Contract shall be deducted by Party A unconditionally from the monthly house rental during the leasing period with the actual deduction method to be specified in appendix 1.

III. Legal Validity

1. Party A guarantees to adhere to the Lease Agreement and this Supplementary Agreement. If there is any default with respect to the Lease Agreement and this Supplementary Agreement for another time, Party B shall be entitled to file claims based on the actual losses incurred and request Party A to refund all the already-paid rental and terminate this Lease Contract immediately.
2. With the exception of the modifications mentioned in this agreement for all the other terms the Lease Contract shall prevail.
3. This Agreement is in two original copies with both counterparts holding one copy. Both copies shall bear the same legal validity.

Date	Amount	Date	Amount
Jan-14	1,619	Sep-16	1,414
Feb-14	1,613	Oct-16	1,408
Mar-14	1,607	Nov-16	1,401
Apr-14	1,600	Dec-16	1,395
May-14	1,594	Jan-17	1,389
Jun-14	1,587	Feb-17	1,382
Jul-14	1,581	Mar-17	1,376
Aug-14	1,575	Apr-17	1,369
Sep-14	1,568	May-17	1,363
Oct-14	1,562	Jun-17	1,357
Nov-14	1,555	Jul-17	1,350
Dec-14	1,549	Aug-17	1,344
Jan-15	1,542	Sep-17	1,337
Feb-15	1,536	Oct-17	1,331
Mar-15	1,530	Nov-17	1,325
Apr-15	1,523	Dec-17	1,318
May-15	1,517	Jan-18	1,312
Jun-15	1,510	Feb-18	1,305
Jul-15	1,504	Mar-18	1,299
Aug-15	1,498	Apr-18	1,292
Sep-15	1,491	May-18	1,286
Oct-15	1,485	Jun-18	1,280
Nov-15	1,478	Jul-18	1,273
Dec-15	1,472	Aug-18	1,267
Jan-16	1,466	Sep-18	1,260
Feb-16	1,459	Oct-18	1,254
Mar-16	1,453	Nov-18	1,248
Apr-16	1,446	Dec-18	1,241
May-16	1,440	Jan-19	1,235
Jun-16	1,434	Feb-19	1,228
Jul-16	1,427	Mar-19	1,222
Aug-16	1,421	Apr-19	1,216
		May-19	1,209
		Jun-19	1,203
		Jul-19	1,196
		Aug-19	1,190